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                           AMENDMENT NUMBER EIGHT TO
                          LOAN AND SECURITY AGREEMENT

          This AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 24th, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and, on the other hand, COMMUNICATION TELESYSTEMS INTERNATIONAL, DBA WORLDxCHANGE Communications, a California corporation ("WXCC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, WORLDxCHANGE COMMUNICATIONS, INC., a Canadian corporation ("WXC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, CTS TELCOM HOLDINGS, INC., a Delaware corporation ("Holdings"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 and CTS TELCOM, INC., a Florida corporation ("CTST"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 (WXCC, WXC, Holdings, and CTST, and each of them, and any one or more of them, jointly and severally, individually and collectively, "Borrower"), with reference to the following facts:

     A. WHEREAS, Foothill, as lender, and Borrower are parties to that certain Loan and Security Agreement, dated as of March 11, 1997, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 31, 1997, as amended by that certain Amendment No. Two to the Loan and Security
          Agreement, dated as of February 20, 1998, as amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of April 27, 1998, as amended by that certain Amendment Number Four to Loan and Security Agreement, dated as of August
          25, 1998, as amended by that certain Amendment Number Five to Loan and Security Agreement, dated as of December 29, 1998, and as amended by that certain Amendment Number Six to Loan and Security Agreement, dated as of March 15, 1999, as amended by that certain Amendment Number Seven to Loan and Security
          Agreement, dated as of June 16, 1999, (as so amended, and as otherwise amended, modified, supplemented, renewed, extended, or restated from time to time, including, without limitation, by this Amendment Number Eight, the "Loan Agreement");

     B. WHEREAS, Borrower has requested Foothill to (i) amend the Loan Agreement to extend the Termination Date, (ii) consent to the issuance of 30,000 shares of 4%, cumulative convertible Series A Preferred Stock (the "Series A Preferred Stock") pursuant to that certain Certificate of Determination of Preferences of Series A Preferred Stock of Communication Telesystems International, dated on or about the date hereof, and (iii) consent to the payment of dividends payable with respect to the Series A Preferred Stock to Gold & Appel Transfer S.A., a British Virgin Islands corporation ("Purchaser"), as the purchaser of the Series A Preferred Stock pursuant to that certain Stock Purchase Agreement, dated on or about the date hereof, entered into between Purchaser and WXCC;

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     C.        WHEREAS, Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof and to consent to the issuance of the Series A Preferred Stock;

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1. INITIALLY CAPITALIZED TERMS.

          All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          2. AMENDMENTS TO THE LOAN AGREEMENT.

               a. SECTION 1.1 of the Loan Agreement hereby is amended by adding the following defined terms in alphabetical order:

               "EIGHTH AMENDMENT means, that certain Amendment Number Eight to Loan and Security Agreement, dated as of August 24, 1999, between Foothill and Borrower."

               "SERIES A CERTIFICATE OF DETERMINATION means that certain Certificate of Determination of Preferences of Series A Convertible Preferred Stock of Communication Telesystems International, dated on or about the date of the Eighth Amendment."

               "SERIES A PREFERRED STOCK means up to 30,000 shares of 4%, cumulative Series A Convertible Preferred Stock of WXCC, issued pursuant to the Series A Certificate of Determination.

               "STOCK PURCHASE AGREEMENT means that certain Stock
     Purchase Agreement, relating to the Series A Preferred Stock dated on or about the date of the Eighth Amendment, entered into between Purchaser and WXCC"

               "PURCHASER" means Gold & Appel Transfer S.A., a British Virgin Islands corporation."

               b. SECTION 1.1 of the Loan Agreement hereby is amended by deleting the following defined terms in their entirety and replacing them in their entirety with the defined terms set forth below in alphabetical order:

               "APPLICABLE PERCENTAGE" means (a) from and after the Closing Date and through and including the first anniversary of the Closing Date, four percent (4.00%), (b) from and after the first anniversary of the Closing Date and through and including March 15, 2000 (i) if and only if the termination of this Agreement and repayment of the Obligations is occurring contemporaneously with, or within 180 days after, the consummation of a public or private equity offering in excess of $20,000,000 by Borrower, or a sale of substantially all of the assets of Borrower (including a sale effected by one or more mergers or any pooling merger), and as direct result of either

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   thereof, under circumstances where the thirty-day prior notice requirement of Section 3.6 has been complied with, one percent (1.00%), or
   (ii) otherwise, two percent (2.00%), and (c) thereafter, $100,000.

        "LOAN DOCUMENTS means, this Agreement, the First Amendment, the
   Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment, the Canadian Security Agreements, the Pledge Agreements, the Disbursement Letter, the Guarantees, the Guaranty Reaffirmation and Consents, the TelSave Intercreditor Agreement, the Lockbox Agreements, any Mortgages hereafter delivered by Borrower to Foothill, the Suretyship Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement."

        "TERMINATION DATE" means October 1, 2000.

        c. SECTION 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

        3.4 TERM AND TERMINATION. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the Termination Date. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

        d. The word "and" at the end of existing clause (g) of SECTION 7.1 of the Loan Agreement is deleted in its entirety, the period at the end of existing clause (h) thereof is deleted and replaced in its entirety with "; and," and the following new clause (i) is inserted immediately following existing clause (h) thereof in its entirety as follows:

                  "(i) Indebtedness of WXCC incurred in connection with the issuance of the Series A Preferred Stock pursuant to the terms and conditions of the Stock Purchase Agreement."

        c. SECTION 7.3 of the Loan Agreement is hereby amended by adding the following new sentence at the end thereof in its entirety as follows:

        "Anything contained in the foregoing to the contrary notwithstanding, Borrower shall not amend, modify, revise, or otherwise alter the Series A Certificate of Determination without the prior written consent of Foothill.

        f. SECTION 7.12 of the Loan Agreement is hereby amended and restated in its entirety to read as follows;

        "7.12 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of Borrower's capital stock, of any class, whether now or hereafter


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   outstanding, except that, so long as no Event of Default has occurred and is continuing, (a) WXCC may declare and pay dividends with respect to its Series A Preferred Stock in accordance with the rights, preferences, and terms of the Series A Certificate of Determination as in effect on date of the Eighth Amendment, and (b) WXCC may repurchase shares of its stock in connection with immediately exercisable options granted pursuant to WXCC's stock option plan, for total consideration not to exceed $100,000 during any fiscal year of WXCC, or $250,000 in the aggregate from and after the Closing Date until the Obligations are finally paid in cash.

        3. ANNIVERSARY FACILITY FEE. Borrower and Foothill hereby agree that the "Anniversary Facility Fee" set forth in SECTION 2.8 (a) of the Loan Agreement shall not be payable on March 14, 2000. It being understood that such fee shall remain due and payable on each anniversary of the Closing Date other than March 14, 2000, in accordance with the terms of the Loan Agreement.

        4. CONSENT TO INCURRENCE OF INDEBTEDNESS IN CONNECTION WITH THE ISSUANCE OF SERIES A PREFERRED STOCK. Subject to the terms and conditions hereof, and not withstanding any contrary provision of the Loan Agreement as amended, Foothill hereby consents to (i) the issuance of the Series A Preferred Stock pursuant to the Series A Certificate of Determination, and
(ii) to the payment of dividends in connection therewith in accordance with
Section 7.12 of the Loan Agreement as amended by the Eighth Amendment. In connection with issuance of the Series A Preferred Stock and the purchase thereof by Purchaser, Borrower promptly shall provide Foothill with copies of the Series A Certificate of Determination, the Stock Purchase Agreement, and all other documents, instruments, and agreements entered into by Borrower in connection therewith.

        5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

        6. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following on or before August 16, 1999, shall constitute conditions precedent to the effectiveness of this Amendment:

                  a. Foothill shall have received an amendment fee in the amount of $67,500 in connection herewith, such amendment fee being fully earned and non-refundable when paid;

                  b. Borrower shall have executed and delivered an officer's certificate with respect to this Eighth Amendment in form and substance satisfactory to Foothill;

                  c. Foothill shall have received the acknowledgment and agreement of each of its Participants in the secured credit facilities extended to Borrower under the Agreement to this Amendment;

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                  d. The representations and warranties in this Admendment,
the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  e. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                  f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                  g. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

                  h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

        7. EFFECT ON LOAN AGREEMENT. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof. The consents contained herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which each such consents are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, (as they may from time to time be amended), except and only to the extent expressly set forth herein, shall not opeate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under any of the Loan Documents.

        8. FURTHER ASSURANCES. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

        9. MISCELLANEOUS.

                  a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import


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referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by fax shall be equally as effective as a manually executed counterpart. Any party delivering an executed counterpart of this Amdendment by fax shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the effectiveness or validity hereof.


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    IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first written above.

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation

                                            By: /s/ [Illegible]
                                                 --------------------------
                                            Title: Assistant Vice President
                                                 --------------------------

                                            COMMUNICATION TELESYSTEMS
                                            INTERNATIONAL dba WORLDxCHANGE
                                            COMMUNICATIONS,
                                            a California corporation

                                            By: /s/ Edward S. Soren
                                                 --------------------------
                                            Title: Executive Vice President
                                                 --------------------------

                                            WORLDxCHANGE COMMUNICATIONS, INC.,
                                            a Canadian corporation

                                            By: /s/ Edward S. Soren
                                                 --------------------------
                                            Title: President
                                                 --------------------------

                                            CTS TELCOM HOLDINGS, INC.,
                                            a Delaware corporation

                                            By: /s/ Edward S. Soren
                                                 --------------------------
                                            Title: President
                                                 --------------------------

                                            CTS TELCOM, INC.,
                                            a Florida corporation

                                            By: /s/ Edward S. Soren
                                                 --------------------------
                                            Title: President
                                                 --------------------------